PIONEER FAMILY OF FUNDS

                                AMENDMENT  NO. 3
                                       TO
                  MASTER INVESTMENT COMPANY SERVICE AGREEMENT

                                 March 5, 2010

     WHEREAS, each Customer listed on Exhibit A hereto, as amended from time to time (each a "Customer"), and Pioneer Investment Management Shareholder Services, Inc., a Massachusetts corporation with its principal place of business at 60 State Street, Boston, Massachusetts 02109 ("PIMSS"), have entered into a Master Investment Company Service Agreement, dated Mach 4, 2003 (as amended, the "Agreement"); and

WHEREAS, each Customer and PIMSS desires to further amend the Agreement.

NOW THEREFORE, the Agreement is amended as follows:

Exhibit A (List of Customers) to the Agreement is amended by deleting it in its entirety and replacing it with Exhibit A (List of Customers) attached hereto.


     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the 5th day of March 2010.


EACH CUSTOMER LISTED ON EXHIBIT A       PIONEER INVESTMENT
ATTACHED HERETO (SEVERALLY AND          MANAGEMENT SHAREHOLDER
NOT JOINTLY)                            SERVICES, INC.




By: __________________________               By: _________________________
Name:     Christopher J. Kelley                    Name: Mark D. Goodwin
Title:     Assistant Secretary                    Title:   President

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                  MASTER INVESTMENT COMPANY SERVICE AGREEMENT
                                 March 5, 2010

Pioneer Bond Fund
-----------------
Pioneer Emerging Markets Fund
-----------------------------
Pioneer Equity Income Fund
--------------------------
Pioneer Equity Opportunity Fund
-------------------------------
Pioneer Fund
------------
Pioneer Fundamental Growth Fund
-------------------------------
Pioneer High Yield Fund
-----------------------
Pioneer Ibbotson Asset Allocation Series, a series trust consisting of:
         Pioneer Ibbotson Conservative Allocation Fund
         Pioneer Ibbotson Moderate Allocation Fund
         Pioneer Ibbotson Growth Allocation Fund
         Pioneer Ibbotson Aggressive Allocation Fund
----------------------------------------------------
Pioneer Independence Fund
-------------------------
Pioneer International Equity Fund
---------------------------------
Pioneer Mid Cap Value Fund
--------------------------
Pioneer Money Market Trust, as series trust consisting of:
          Pioneer Cash Reserves Fund
------------------------------------
Pioneer Real Estate Shares
--------------------------
Pioneer Research Fund
---------------------
Pioneer Series Trust I, a series trust consisting of:
            Pioneer Oak Ridge Large Cap Growth Fund
            Pioneer Oak Ridge Small Cap Growth Fund
---------------------------------------------------
Pioneer Series Trust II, a series trust consisting of:
             Pioneer AMT-Free Municipal Bond Fund
             Pioneer Growth Opportunities Fund
             Pioneer Tax Free Money Market Fund
-----------------------------------------------
Pioneer Series Trust III, a series trust consisting of:
            Pioneer Cullen Value Fund
-------------------------------------
Pioneer Series Trust IV, a series trust consisting of:
           Pioneer Classic Balanced Fund
           Pioneer Government Income Fund
           Pioneer Institutional Money Market Fund
           Pioneer Treasury Reserves Fund
-----------------------------------------
Pioneer Series Trust V, a series trust consisting of:
           Pioneer Global Equity Fund
           Pioneer High Income Municipal Fund
           Pioneer Disciplined Growth Fund
           Pioneer Disciplined Value Fund
-----------------------------------------
Pioneer Series Trust VI, a series trust consisting of:
           Pioneer Floating Rate Fund
           Pioneer Multi-Asset Real Return Fund
-----------------------------------------------
Pioneer Series Trust VII, a series trust consisting of:
           Pioneer Global High Yield Fund
           Pioneer Global Diversified Equity Fund
           Pioneer Global Aggregate Bond Fund
---------------------------------------------
Pioneer Series Trust VIII, a series trust consisting of:
           Pioneer International Value Fund
-------------------------------------------
Pioneer Short Term Income Fund
------------------------------
Pioneer Strategic Income Fund
-----------------------------
Pioneer Value Fund
------------------
Pioneer Variable Contracts Trust, a series trust consisting of:
---------------------------------------------------------------
           Pioneer Bond VCT Portfolio
-------------------------------------
           Pioneer Cullen Value VCT Portfolio
---------------------------------------------
           Pioneer Emerging Markets VCT Portfolio
-------------------------------------------------
           Pioneer Equity Income VCT Portfolio
----------------------------------------------
           Pioneer Fund VCT Portfolio
-------------------------------------
           Pioneer Growth Opportunities VCT Portfolio
-----------------------------------------------------
           Pioneer High Yield VCT Portfolio
-------------------------------------------
           Pioneer Ibbotson Growth Allocation VCT Portfolio
-----------------------------------------------------------
           Pioneer Ibbotson Moderate Allocation VCT Portfolio
-------------------------------------------------------------
           Pioneer Mid Cap Value VCT Portfolio
----------------------------------------------
           Pioneer Money Market VCT Portfolio
---------------------------------------------
           Pioneer Real Estate Shares VCT Portfolio
---------------------------------------------------
           Pioneer Strategic Income VCT Portfolio
-------------------------------------------------